Exhibit 99

                        Southcoast Financial Corporation
                                  News Release
                     Southcoast Announces Six Months Results

Mt. Pleasant, S.C., July 23, 2010 / Globe Newswire / - Southcoast Financial Corporation (NASDAQ: SOCB) announced that it had unaudited net income of $742,000, or $0.16 per basic share, for the six months ended June 30, 2010. This compares to unaudited net income of $725,000, or $0.16 per basic share, for the six months ended June 30, 2009. The June 30, 2010 earnings per share are based on 4,553,903 basic average shares compared to 4,525,542 basic average shares for the six months ending June 30, 2009.

Total assets as of June 30, 2010 were $498.5 million, compared to $521.4 million as of December 31, 2009; a decrease of 4.4%. Loans, excluding loans held for sale, decreased to $ 343.0 million, down 3.8% from $ 356.9 million as of December 31, 2009. Chairman and Chief Executive Officer L. Wayne Pearson noted, "We continue to focus on reducing our level of nonperforming assets. The Company also continues to seek quality loan opportunities."

As of June 30, 2010, the Bank's Tier One Leverage ratio was 9.77% and its Total Risk Based Capital ratio was 15.95%. Both of these ratios are substantially above the FDIC minimums for well capitalized institutions.

During the first six months of 2010 the Company increased its core deposits and reduced its dependency on brokered deposits. Brokered deposits declined by $21.3 million since December 31, 2009 and $51.2 million since June 30, 2009. "This reduction in wholesale funding has been the result of our new core deposit programs. Our Rewards Checking products have been well received by existing customers, and have attracted significant new banking relationships," said Pearson.

Southcoast Financial Corporation, headquartered in Mt. Pleasant, South Carolina, is the holding company of Southcoast Community Bank. The Bank, which opened for business July 20, 1998, is a state chartered commercial bank operating from its main office at 530 Johnnie Dodds Boulevard in Mt. Pleasant, South Carolina and nine branches in the Charleston, South Carolina area. Trading in Southcoast Financial Corporation's common stock is traded on the NASDAQ Global Market under the symbol SOCB.

SOURCE   Southcoast Financial Corporation
/ Contact William C. Heslop, Executive Vice President and
Chief Financial Officer, (843) 216-3019

Southcoast Financial Corporation
SELECTED FINANCIAL DATA
(dollars in thousands, except earnings per share)

                                                                             Six Months Ended            Three Months Ended
                                                                                June 2010                    March 2010
                                                                                ---------                    ----------
                                                                               (Unaudited)                  (Unaudited)
INCOME STATEMENT DATA
   Net interest income ...................................................       $    5,915                   $    2,882
   Provision for loan losses .............................................            1,800                        1,000
   Noninterest income ....................................................            3,509                        1,970
   Noninterest expenses ..................................................            6,644                        3,332
   Net income ............................................................       $      742                   $      363

PER SHARE DATA *
 Net income per share
    Basic ................................................................       $     0.16                   $     0.08
    Diluted ..............................................................       $     0.16                   $     0.08

BALANCE SHEET DATA
  Total assets ...........................................................       $  498,513                   $  504,034
  Total deposits .........................................................          350,304                      358,153
  Total loans (net) ......................................................          332,763                      335,567
  Investment securities ..................................................           72,958                       84,635
  Other borrowings .......................................................           88,565                       85,843
  Junior subordinated debentures .........................................           10,310                       10,310
  Shareholders' equity ...................................................           46,494                       46,021

Average shares outstanding
  Basic ..................................................................        4,553,903                    4,550,015
  Diluted ................................................................        4,553,903                    4,550,015

Book value per share .....................................................       $    10.20                   $    10.11

Key ratios
  Return on assets* ......................................................             0.29%                        0.29%
  Return on equity* ......................................................             3.27%                        3.23%
  Equity to asset ratio ..................................................             9.33%                        9.13%
  Non-performing assets^ to assets .......................................             6.24%                        7.01%
  Reserve to loans .......................................................             3.00%                        2.98%
  Reserve to nonperforming loans .........................................            41.61%                       39.95%
  Net interest margin ....................................................             2.85%                        2.72%

* Ratios for less than one year are annualized.
^ Includes nonaccrual loans, loans 90 days past due still accruing interest, and other real estate owned.

BANK REGULATORY CAPITAL RATIOS                                   Total Risk- Based(1)    Tier 1 Risk- Based(2)  Tier 1 Leverage(3)
                                                                 --------------------    ---------------------  ------------------

June 30, 2010 ..................................................        15.95%                 14.68%                 9.77%
March 31, 2010 .................................................        15.22%                 13.95%                 9.66%
FDIC Well Capitalized Minimum ..................................        10.00%                  6.00%                 5.00%

                               (1)  Total Risk- Based Capital divided by total risk- weighted assets
                               (2)  Tier 1 Capital divided by total risk - weighted assets
                               (3)  Tier 1 Capital divided by average total assets

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

                                                                                               Southcoast Financial Corporation
                                                                                                  Consolidated Balance Sheets

                                                                                   June 30           December 31            June 30
                                                                                    2010                 2009                2009
                                                                                    ----                 ----                ----

                                                                                (Unaudited)            (Audited)         (Unaudited)
Assets
Cash and due from banks ..............................................           $  40,834            $  40,790            $  10,108
Federal Funds sold ...................................................                 533                  109                    9
Investments ..........................................................              72,958               65,042               57,328
Loans held for sale ..................................................                   0                  320                  980
Loans ................................................................             343,044              356,912              383,701
Less: Allowance for loan losses ......................................              10,281               10,042                6,506
                                                                                 ---------            ---------            ---------
Net loans ............................................................             332,763              346,870              377,195
Fixed assets .........................................................              22,958               22,692               27,635
Other assets .........................................................              28,467               45,584               46,372
                                                                                 ---------            ---------            ---------
    Total Assets .....................................................           $ 498,513            $ 521,407            $ 519,627
                                                                                 =========            =========            =========
Liabilities & Shareholders' Equity
Deposits:
 Non-interest bearing ................................................           $  29,167            $  25,922            $  29,596
 Interest bearing ....................................................             321,137              342,615              330,449
                                                                                 ---------            ---------            ---------
  Total deposits .....................................................             350,304              368,537              360,045
Other borrowings .....................................................              88,565               91,044               89,682
Other liabilities ....................................................               2,840                6,435                5,301
Junior subordinated debentures .......................................              10,310               10,310               10,310
                                                                                 ---------            ---------            ---------
   Total liabilities .................................................             452,019              476,326              465,338

Shareholders' Equity
 Common Stock ........................................................              53,638               53,583               53,515
 Retained Earnings(Deficit) and Accumulated OCI ......................              (7,144)              (8,502)                 774
                                                                                 ---------            ---------            ---------
   Total shareholders' equity ........................................              46,494               45,081               54,289
                                                                                 ---------            ---------            ---------
   Total Liabilities and
     Shareholders' equity ............................................           $ 498,513            $ 521,407            $ 519,627
                                                                                 =========            =========            =========

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

                                                                             Southcoast Financial Corporation
                                                                               Consolidated Income Statements
                                                                         (Dollars in thousands, except earnings per share)

                                                                        Six Months Ended                   Three Months Ended
                                                                        ----------------                   ------------------
                                                                  June 30,            June 30,           June 30,         June 30,
                                                                    2010                2009               2010             2009
                                                                    ----                ----               ----             ----
                                                                 (Unaudited)        (Unaudited)        (Unaudited)       (Unaudited)
Interest Income
 Interest and fees on loans ............................         $    9,551         $   11,796         $    4,777         $    5,777
 Interest on investments ...............................              1,396              1,437                709                724
 Interest on Fed funds sold ............................                 23                  1                  9                  0
                                                                 ----------         ----------         ----------         ----------
   Total interest income ...............................             10,970             13,234              5,495              6,501

Interest expense .......................................              5,055              6,604              2,462              3,159
                                                                 ----------         ----------         ----------         ----------
   Net interest income .................................              5,915              6,630              3,033              3,342
Provision for loan losses ..............................              1,800                550                800                450
                                                                 ----------         ----------         ----------         ----------
   Net interest income after provision .................              4,115              6,080              2,233              2,892

Noninterest income .....................................              3,509              2,279              1,578              1,638
                                                                 ----------         ----------         ----------         ----------
   Total operating income ..............................              7,624              8,359              3,811              4,530

Noninterest expense
 Salaries and benefits .................................              3,321              3,794              1,657              1,728
 Occupancy and equipment ...............................              1,439              1,386                672                721
 Other expenses ........................................              1,884              2,460              1,022              1,621
                                                                 ----------         ----------         ----------         ----------

   Total noninterest expense ...........................              6,644              7,640              3,351              4,070

Income before taxes ....................................                980                719                460                460

Income tax expense .....................................                238                 -6                 81                 38
                                                                 ----------         ----------         ----------         ----------
Net income .............................................         $      742         $      725         $      379         $      422
                                                                 ==========         ==========         ==========         ==========
Basic net income per share .............................         $     0.16         $     0.16         $     0.08         $     0.09

Diluted net income per share ...........................         $     0.16         $     0.16         $     0.08         $     0.09

Average number of shares
    Basic ..............................................          4,553,903          4,525,542          4,557,748          4,529,153
    Diluted ............................................          4,553,903          4,525,542          4,557,748          4,529,153

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